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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  July 5, 2001
                                 ----------

                         ENVIRO-CLEAN OF AMERICA, INC.
                                 ----------
             (Exact Name of Registrant as Specified in Its Charter)

                   NEVADA                  0-26433           88-0386415
          ---------------------------   ------------       ------------
         (State or Other Jurisdiction   (Commission        (IRS Employer
              of Incorporation)         File Number)     Identification No.)

           1023 Morales Street, San Antonio, Texas                78207-2315
       -----------------------------------------------            ----------
            (Address of Principal Executive Offices)              (Zip Code)


            Registrant's telephone number, including area code

                              (210) 227-9161
                              --------------


                         Former address of Registrant:

            ------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)
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ITEM 2.  DISPOSITION OF ASSETS

     Sale of Assets of Superior Chemical & Supply, Inc.
     --------------------------------------------------

     On July 5, 2001, Enviro-Clean of America, Inc. (the "Company") completed an agreement to sell substantially all of the assets of Superior Chemical & Supply Inc., a Nevada corporation ("Superior"), to Superior One Source, Inc. ("One Source") for gross proceeds of $533,334. Superior was a wholly-owned subsidiary of the Company. The effective date of the sale was June 29, 2001 and the purchase price for the assets was derived through arms-length negotiations among the parties and their principals.

     Superior, a janitorial supply distribution company with two locations in Kentucky, was acquired by the Company as of August 13, 1999 in a stock purchase agreement between the Company, Superior, Superior Chemical & Supply, a Kentucky corporation ("Old Superior") and the sole shareholder of Old Superior, Stephen Haynes. After the Company's acquisition of Old Superior and subsequent merger with and into Superior, Stephen Haynes remained employed by Superior as President.

     One Source is a Kentucky corporation whose sole shareholder is Stephen Haynes. One Source was formed specifically for the purpose of completing the acquisition of the assets of Superior and has no prior history of operations. There are no other material relationships between One Source and the Company, Superior, or any of the affiliates, directors or officers of the Company.

     Sale of Kandel & Son, Inc
     -------------------------

     On July 6, 2001, the Company completed the sale of all of the capital stock of Kandel & Son, Inc., a Nevada corporation ("Kandel & Son") to Richard Kandel for consideration consisting of the following: (i) 1,000,000 shares of the Company's common stock, par value $0.001(the "EVCL Shares"); and (ii) 300,000 shares of IVAX Diagnostics, Inc. (the "Diagnostics Shares"). In addition, as part of the transaction, Mr. Kandel tendered his resignation as Chief Executive Officer and Chairman of the Board of the Company and released his rights to any compensation under his employment agreement with the Company. Kandel & Son was a wholly-owned subsidiary of the Company. The effective date of the transaction was June 29, 2001 and the purchase price was derived through arms-length negotiations among the parties and their principals.

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     Kandel, a janitorial supply distribution company located in New York, was acquired by the Company as of January 15, 1999 in a stock purchase agreement between the Company, Kandel & Son, Kandel & Son, Inc., a New York corporation ("Old Kandel") and the only shareholder of Old Kandel, Richard Kandel. Mr. Kandel was a major shareholder, director and officer of the Company prior to the acquisition of Kandel & Son and remained so after the acquisition of Kandel & Son. Mr. Kandel has agreed to remain with the Company strictly in the capacity of a non-paid advisor to the Mergers and Acquisitions Committee of the Company's Board of Directors (the "Board"). There are no other material relationships between the Company, Kandel & Son, or any of the affiliates, directors or officers of the Company. The Company intends to retire the EVCL Shares, reducing the outstanding common stock of the Company by approximately 15%, and retain the IVD shares as an equity investment.

     Under the terms of both the Superior asset purchase agreement and the Kandel & Son stock purchase agreement, both of which are filed herewith as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference, the Company expects to realize a net non-cash taxable gain on the transactions of approximately $300,000. In addition, the Company's Board required that an independent third party fairness opinion be attained prior to the closing of both the sale of assets of Superior and the sale of stock of Kandel & Son.

ITEM 5. OTHER EVENTS

     On June 21, 2001, the Board unanimously agreed to change the name of the Company from Enviro-Clean of America, Inc. to Titanium Holdings Group, Inc., pending shareholder approval. At the same time, the Board agreed to elect Aladar Deutsch and Kenneth Etra as directors to the Board, to be effective upon the closing of the sale of Kandel & Son, such closing to give effect to the submitted Board resignation of Richard Kandel.

     On June 22, 2000, the Company issued two separate press releases announcing the sale of Kandel & Son, the sale of the assets of Superior, the approval of the Company's name change and the addition of Kenneth Etra and Aladar Deutsch to the Board, copies of which are filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL STATEMENTS

(a)  Financial Statements of Business Acquired

     None.

(b)  Unaudited Pro Forma Consolidated Financial Statements

     If any pro forma financial information is required by this Item, the Company will file an amendment to this Current Report on Form 8-K within 60 days from the date hereof which will include the required information.
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(c)  Exhibits

     The following is a list of exhibits filed as part of this Form 8-K.

Exhibit Number           Description of Document

     2.1 Asset Purchase Agreement between Superior One Source, Superior Chemical & Supply, Inc. and Enviro-Clean of America, Inc., dated June 29, 2001.

     2.2 Stock Purchase Agreement between Richard Kandel, Kandel & Son, Inc. and Enviro-Clean of America, Inc., dated June 29, 2001.

     99.1         Press Release of Enviro-Clean of America, Inc. issued June 22,
                  2001.

     99.2         Press Release of Enviro-Clean of America, Inc. issued June 22,
                  2001.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ENVIRO-CLEAN OF AMERICA, INC.


Date:  July 19, 2001          By:  /s/ Randall K. Davis
                                 --------------------------------
                                 Randall K. Davis, Chief Executive Officer
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                               INDEX TO EXHIBITS


Exhibit Number           Description of Document

     2.1 Asset Purchase Agreement between Superior One Source, Superior Chemical & Supply, Inc. and Enviro-Clean of America, Inc., dated June 29, 2001.

     2.2 Stock Purchase Agreement between Richard Kandel, Kandel & Son, Inc. and Enviro-Clean of America, Inc., dated June 29, 2001.

     99.1        Press Release of Enviro-Clean of America, Inc. issued June 22,
                 2001.

     99.2        Press Release of Enviro-Clean of America, Inc. issued June 22,
                 2001.